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VANGUARD PRIME MONEY MARKET FUND
VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
VANGUARD TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND



PROSPECTUS SUPPLEMENT DATED MAY 13, 2009


IMPORTANT INFORMATION REGARDING CERTAIN VANGUARD MONEY MARKET FUNDS
The Vanguard Funds listed above (the "Funds") currently are participating in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program was due to expire on April 30, 2009, unless extended by the Treasury. The Treasury has extended the Program until September 18, 2009, and Vanguard decided to continue the Funds' participation.

The Program seeks to support the net asset value (the "NAV") of shares held by investors in the Funds as of the close of business on September 19, 2008, by protecting those assets against loss if a Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund's NAV falls below $1. SHARES ACQUIRED AFTER SEPTEMBER 19, 2008, GENERALLY ARE NOT ELIGIBLE FOR COVERAGE UNDER THE PROGRAM.

Each Fund participating in the Program will bear the expense of its participation. For the initial three months of the Program, each of the Funds paid 0.01% based on its net assets as of September 19, 2008; for the period from December 19, 2008, through April 30, 2009, each of the Funds paid 0.015% based on its net assets as of September 19, 2008. Each of the Vanguard Funds that remained in the Program after April 30, 2009, paid 0.015%, based on its net assets as of September 19, 2008, for the period from May 1 through September 18, 2009.The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009.

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As of the date of this supplement, the Program has approximately $50 billion available to support all participating money market funds.

The following paragraph in each prospectus (except for the Admiral Treasury Money Market Fund, Treasury Money Market Fund, and Federal Money Market Fund prospectuses) is revised as follows:

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENTS, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1 NAV FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS.

To request additional information about the Funds' participation in the Program, please visit www.vanguard.com or contact us at 800-662-7447 (text telephone for people with hearing impairment at 800-952-3335).


(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSTGMM4 052009